Exhibit 99.1

Essent Group Ltd. Announces Third Quarter 2025 Results and Declares Quarterly Dividend
HAMILTON, Bermuda, November 7, 2025--Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended September 30, 2025 of $164.2 million or $1.67 per diluted share, compared to $176.2 million or $1.65 per diluted share for the quarter ended September 30, 2024.
Essent also announced today that its Board of Directors has declared a quarterly cash dividend of $0.31 per common share. The dividend is payable on December 10, 2025 to shareholders of record on December 1, 2025.

“We are pleased with our third quarter results, which again demonstrate the strength and resilience of our business model,” said Mark A. Casale, Chairman and Chief Executive Officer. “Our performance was driven by continued favorable credit trends and the benefits of the current interest rate environment on both portfolio persistency and investment income, allowing us to continue generating high-quality earnings for our shareholders.”
Financial Highlights:
•New insurance written for the third quarter of 2025 was $12.2 billion, compared to $12.5 billion in the second quarter of 2025 and $12.5 billion in the third quarter of 2024.

•Insurance in force as of September 30, 2025 was $248.8 billion, compared to $246.8 billion as of June 30, 2025 and $243.0 billion as of September 30, 2024.

•Net investment income for the nine months ended September 30, 2025 was $177.3 million, up 7% from the comparable period in 2024.

•On August 6, 2025, Moody's Ratings upgraded the insurance financial strength rating of Essent Guaranty, Inc. to A2 from A3 and the senior unsecured debt rating of Essent Group Ltd. to Baa2 from Baa3. At the same time, the rating outlook for these entities was revised to stable.

•Year-to-date through October 31st, Essent has repurchased 8.7 million common shares for $501 million.

•In November 2025, our Board approved a $500 million share repurchase authorization that runs through year-end 2027.

Conference Call:
Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/events-and-presentations/events/default.aspx. The call may also be accessed by dialing 888-330-2384 inside the U.S., or 240-789-2701 for international callers, using passcode 9824537 or by referencing Essent.

A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 800-770-2030 inside the U.S., or 647-362-9199 for international callers, passcode 9824537.
In addition to the information provided in the Company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/financials/quarterly-results/default.aspx.
Forward-Looking Statements:
This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," “should,” “expect,” "plan," "anticipate," "believe," “estimate,” “predict,” or "potential" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers or the loss of a significant customer; lenders or investors seeking alternatives to private mortgage insurance; an increase in the number of loans insured through Federal government mortgage insurance programs; decline in the volume of low down payment mortgage originations; uncertainty of loss reserve estimates; decrease in the length of time our insurance policies are in force; deteriorating economic conditions; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission on February 19, 2025, as subsequently updated through other reports we file with the Securities and Exchange Commission. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.
About the Company:
Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company (collectively with its subsidiaries, “Essent”) offering private mortgage insurance, reinsurance, and title insurance and settlement services to serve the housing finance industry. Additional information regarding Essent may be found at www.essentgroup.com.

Source: Essent Group Ltd.
Media Contact
610.230.0556
media@essentgroup.com

Investor Relations Contact
Philip Stefano
Vice President, Investor Relations
855-809-ESNT
ir@essentgroup.com

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter Ended September 30, 2025

Exhibit A	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C	Consolidated Historical Quarterly Data
Exhibit D	U.S. Mortgage Insurance Portfolio Historical Quarterly Data
Exhibit E	New Insurance Written - U.S. Mortgage Insurance Portfolio
Exhibit F	Insurance in Force and Risk in Force - U.S. Mortgage Insurance Portfolio
Exhibit G	Other Mortgage Risk in Force
Exhibit H	U.S. Mortgage Insurance Portfolio Vintage Data
Exhibit I	U.S. Mortgage Insurance Portfolio Reinsurance Vintage Data
Exhibit J	U.S. Mortgage Insurance Portfolio Geographic Data
Exhibit K	Rollforward of Defaults and Reserve for Losses and LAE - U.S. Mortgage Insurance Portfolio
Exhibit L	Detail of Reserves by Default Delinquency - U.S. Mortgage Insurance Portfolio
Exhibit M	Investments Available for Sale
Exhibit N	U.S. Mortgage Insurance Company Capital
Exhibit O	Historical Quarterly Segment Information

				Exhibit A

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share amounts)	2025	2024	2025	2024
Revenues:
Direct premiums written	$280,796	$277,754	$828,062	$819,595
Ceded premiums	(38,968)	(34,789)	(106,475)	(92,524)
Net premiums written	241,828	242,965	721,587	727,071
Decrease in unearned premiums	4,504	5,971	19,402	19,346
Net premiums earned	246,332	248,936	740,989	746,417
Net investment income	59,795	57,340	177,294	165,511
Realized investment gains (losses), net	(425)	68	(735)	(2,236)
Income from other invested assets	1,770	2,820	13,644	486
Other income	4,358	7,414	17,339	17,699
Total revenues	311,830	316,578	948,531	927,877

Losses and expenses:
Provision for losses and LAE	44,922	30,666	93,264	40,245
Other underwriting and operating expenses	59,498	66,881	193,387	199,923
Interest expense	8,251	11,457	24,547	27,168
Total losses and expenses	112,671	109,004	311,198	267,336

Income before income taxes	199,159	207,574	637,333	660,541
Income tax expense	34,944	31,399	102,346	99,038
Net income	$164,215	$176,175	$534,987	$561,503

Earnings per share:
Basic	$1.69	$1.67	$5.35	$5.32
Diluted	1.67	1.65	5.29	5.26

Weighted average shares outstanding:
Basic	97,400	105,266	100,086	105,539
Diluted	98,519	106,554	101,155	106,700

Net income	$164,215	$176,175	$534,987	$561,503

Other comprehensive income:
Change in unrealized appreciation of investments	50,241	117,358	138,559	90,217
Total other comprehensive income	50,241	117,358	138,559	90,217
Comprehensive income	$214,456	$293,533	$673,546	$651,720

		Exhibit B

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

	September 30,	December 31,
(In thousands, except per share amounts)	2025	2024
Assets
Investments
Fixed maturities available for sale, at fair value	$5,449,789	$5,112,697
Short-term investments available for sale, at fair value	640,076	764,024
Total investments available for sale	6,089,865	5,876,721
Other invested assets	370,072	303,900
Total investments	6,459,937	6,180,621
Cash	91,411	131,480
Accrued investment income	43,004	43,732
Accounts receivable	53,674	55,564
Deferred policy acquisition costs	9,191	9,653
Property and equipment	49,956	41,871
Prepaid federal income tax	490,456	489,600
Goodwill and acquired intangible assets, net	78,504	79,556
Other assets	75,866	79,572
Total assets	$7,351,999	$7,111,649

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$397,138	$328,866
Unearned premium reserve	96,581	115,983
Net deferred tax liability	438,187	392,428
Senior notes due 2029, net	494,965	493,959
Other accrued liabilities	186,154	176,755
Total liabilities	1,613,025	1,507,991

Commitments and contingencies

Stockholders' Equity
Common shares, $0.015 par value:
Authorized - 233,333; issued and outstanding - 97,497 shares in 2025 and 105,015 shares in 2024	1,462	1,575
Additional paid-in capital	770,561	1,214,956
Accumulated other comprehensive loss	(165,425)	(303,984)
Retained earnings	5,132,376	4,691,111
Total stockholders' equity	5,738,974	5,603,658

Total liabilities and stockholders' equity	$7,351,999	$7,111,649

Return on average equity (1)	12.6%	13.6%

(1) The 2025 return on average equity is calculated by dividing annualized year-to-date 2025 net income by average equity. The 2024 return on average equity is calculated by dividing full year 2024 net income by average equity.

					Exhibit C
Essent Group Ltd. and Subsidiaries
Supplemental Information
Consolidated Historical Quarterly Data

	2025			2024
Selected Income Statement Data	September 30	June 30	March 31	December 31	September 30
(In thousands, except per share amounts)
Revenues:
Net premiums earned:
U.S. mortgage insurance portfolio	$215,683	$220,261	$218,125	$211,683	$214,119
GSE and other mortgage risk share	15,945	13,646	15,505	16,180	17,130
Title insurance and other	14,704	14,902	12,218	16,602	17,687
Net premiums earned	246,332	248,809	245,848	244,465	248,936
Net investment income	59,795	59,289	58,210	56,559	57,340
Realized investment gains (losses), net	(425)	(129)	(181)	(114)	68
Income from other invested assets	1,770	4,466	7,408	6,889	2,820
Other income (1)	4,358	6,708	6,273	7,228	7,414
Total revenues	311,830	319,143	317,558	315,027	316,578

Losses and expenses:
Provision for losses and LAE	44,922	17,055	31,287	40,975	30,666
Other underwriting and operating expenses	59,498	62,765	71,124	70,951	66,881
Interest expense	8,251	8,148	8,148	8,151	11,457
Total losses and expenses	112,671	87,968	110,559	120,077	109,004

Income before income taxes	199,159	231,175	206,999	194,950	207,574
Income tax expense (2)	34,944	35,836	31,566	27,050	31,399
Net income	$164,215	$195,339	$175,433	$167,900	$176,175

Earnings per share:
Basic	$1.69	$1.95	$1.71	$1.60	$1.67
Diluted	1.67	1.93	1.69	1.58	1.65

Weighted average shares outstanding:
Basic	97,400	100,037	102,881	104,963	105,266
Diluted	98,519	101,059	103,946	106,104	106,554

Book value per share	$58.86	$56.98	$55.22	$53.36	$53.11
Return on average equity (annualized)	11.5%	13.8%	12.5%	11.9%	12.8%

Borrowings
Borrowings outstanding	$500,000	$500,000	$500,000	$500,000	$500,000
Undrawn committed capacity	$500,000	$500,000	$500,000	$500,000	$500,000
Weighted average interest rate (end of period)	6.25%	6.25%	6.25%	6.25%	6.25%
Debt-to-capital	8.01%	8.10%	8.12%	8.19%	8.14%

(1) Other income includes net favorable (unfavorable) changes in the fair value of embedded derivatives associated with certain of our third-party reinsurance agreements, which for the quarters ended September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024, and September 30, 2024, were ($858), ($29), ($150), $204, and ($1,173), respectively.

(2) Income tax expense for the quarters ended September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024, and September 30, 2024 includes $493, $1,112, $1,561, $1,591, and $475, respectively, of discrete tax expense associated with realized and unrealized gains. Income tax expense for the quarter ended September 30, 2025 also includes ($828) of discrete tax benefits associated with prior year tax returns. Income tax expense for the quarter ended March 31, 2025 also includes ($742) of excess tax benefits associated with the vesting of common shares and common share units.

					Exhibit D
Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S. Mortgage Insurance Portfolio Historical Quarterly Data

	2025			2024
Other Data:	September 30	June 30	March 31	December 31	September 30
($ in thousands)

U.S. mortgage insurance portfolio
New insurance written	$12,233,252	$12,544,731	$9,945,336	$12,220,968	$12,513,695
New risk written	$3,239,497	$3,357,820	$2,698,639	$3,297,296	$3,437,465

Average insurance in force	$247,821,046	$245,747,813	$244,005,459	$243,236,830	$242,065,632
Insurance in force (end of period)	$248,808,341	$246,797,619	$244,692,492	$243,645,423	$242,976,043
Gross risk in force (end of period) (1)	$68,262,577	$67,683,239	$67,026,626	$66,613,517	$66,237,992
Risk in force (end of period)	$56,940,929	$56,811,096	$56,565,811	$56,477,150	$55,915,640
Policies in force	812,856	812,182	811,342	813,013	815,507
Weighted average coverage (2)	27.4%	27.4%	27.4%	27.3%	27.3%
Annual persistency	86.0%	85.8%	85.7%	85.7%	86.6%

Loans in default (count)	18,583	17,255	17,759	18,439	15,906
Percentage of loans in default	2.29%	2.12%	2.19%	2.27%	1.95%

U.S. mortgage insurance portfolio premium rate:
Base average premium rate (3)	0.41%	0.41%	0.41%	0.41%	0.41%
Single premium cancellations (4)	—%	—%	—%	—%	—%
Gross average premium rate	0.41%	0.41%	0.41%	0.41%	0.41%
Ceded premiums	(0.06%)	(0.05%)	(0.05%)	(0.06%)	(0.06%)
Net average premium rate	0.35%	0.36%	0.36%	0.35%	0.35%

(1) Gross risk in force includes risk ceded under third-party reinsurance.
(2) Weighted average coverage is calculated by dividing end of period gross risk in force by end of period insurance in force.
(3) Base average premium rate is calculated by dividing annualized base premiums earned by average insurance in force for the period.
(4) Single premium cancellations is calculated by dividing annualized premiums on the cancellation of non-refundable single premium policies by average insurance in force for the period.

							Exhibit E

Essent Group Ltd. and Subsidiaries
Supplemental Information - U.S. Mortgage Insurance Portfolio
New Insurance Written

NIW by Credit Score
	Three Months Ended				Nine Months Ended
	September 30, 2025		September 30, 2024		September 30, 2025		September 30, 2024
($ in thousands)
>=760	$6,356,576	52.0%	$5,339,574	42.7%	$17,372,805	50.0%	$14,387,356	43.2%
740-759	1,889,181	15.4	2,141,817	17.1	5,623,462	16.2	5,717,289	17.1
720-739	1,485,477	12.2	1,764,319	14.1	4,384,395	12.6	4,828,718	14.5
700-719	1,257,054	10.3	1,622,450	13.0	3,742,854	10.8	4,348,047	13.0
680-699	691,114	5.6	918,116	7.3	1,997,765	5.8	2,351,589	7.1
<=679	553,850	4.5	727,419	5.8	1,602,038	4.6	1,707,365	5.1
Total	$12,233,252	100.0%	$12,513,695	100.0%	$34,723,319	100.0%	$33,340,364	100.0%

Weighted average credit score	754		747		753		747

NIW by LTV
	Three Months Ended				Nine Months Ended
	September 30, 2025		September 30, 2024		September 30, 2025		September 30, 2024
($ in thousands)
85.00% and below	$1,129,090	9.2%	$836,186	6.7%	$2,992,346	8.6%	$2,250,434	6.7%
85.01% to 90.00%	3,099,275	25.3	2,415,504	19.3	8,335,451	24.0	6,571,300	19.7
90.01% to 95.00%	6,200,624	50.8	6,616,174	52.9	17,870,142	51.5	18,008,682	54.0
95.01% and above	1,804,263	14.7	2,645,831	21.1	5,525,380	15.9	6,509,948	19.6
Total	$12,233,252	100.0%	$12,513,695	100.0%	$34,723,319	100.0%	$33,340,364	100.0%

Weighted average LTV	93%		93%		93%		93%

NIW by Product
	Three Months Ended				Nine Months Ended
	September 30, 2025		September 30, 2024		September 30, 2025		September 30, 2024
Single premium policies		1.3%		1.4%		1.3%		1.5%
Monthly premium policies		98.7		98.6		98.7		98.5
		100.0%		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended				Nine Months Ended
	September 30, 2025		September 30, 2024		September 30, 2025		September 30, 2024
Purchase		90.5%		97.0%		92.4%		97.4%
Refinance		9.5		3.0		7.6		2.6
		100.0%		100.0%		100.0%		100.0%

						Exhibit F

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance in Force and Risk in Force - U.S. Mortgage Insurance Portfolio

Portfolio by Credit Score
IIF by FICO score	September 30, 2025		June 30, 2025		September 30, 2024
($ in thousands)
>=760	$103,261,791	41.5%	$101,554,517	41.1%	$98,553,455	40.6%
740-759	43,372,715	17.4	43,146,312	17.5	42,377,559	17.4
720-739	38,113,923	15.3	38,115,925	15.4	37,947,254	15.6
700-719	32,834,985	13.2	32,789,773	13.3	32,685,044	13.5
680-699	19,625,586	7.9	19,666,338	8.0	19,890,335	8.2
<=679	11,599,341	4.7	11,524,754	4.7	11,522,396	4.7
Total	$248,808,341	100.0%	$246,797,619	100.0%	$242,976,043	100.0%

Weighted average credit score	746		746		746

Gross RIF by FICO score	September 30, 2025		June 30, 2025		September 30, 2024
($ in thousands)
>=760	$28,056,444	41.0%	$27,578,860	40.8%	$26,614,399	40.2%
740-759	12,054,702	17.7	11,989,491	17.7	11,715,485	17.7
720-739	10,587,116	15.5	10,584,541	15.6	10,485,311	15.8
700-719	9,155,794	13.4	9,136,075	13.5	9,044,551	13.7
680-699	5,429,039	8.0	5,434,287	8.0	5,451,406	8.2
<=679	2,979,482	4.4	2,959,985	4.4	2,926,840	4.4
Total	$68,262,577	100.0%	$67,683,239	100.0%	$66,237,992	100.0%

Portfolio by LTV
IIF by LTV	September 30, 2025		June 30, 2025		September 30, 2024
($ in thousands)
85.00% and below	$14,398,904	5.8%	$14,309,342	5.8%	$15,555,555	6.4%
85.01% to 90.00%	58,982,107	23.7	59,432,276	24.1	61,262,960	25.2
90.01% to 95.00%	131,889,655	53.0	130,210,803	52.7	125,919,529	51.8
95.01% and above	43,537,675	17.5	42,845,198	17.4	40,237,999	16.6
Total	$248,808,341	100.0%	$246,797,619	100.0%	$242,976,043	100.0%

Weighted average LTV	93%		93%		93%

Gross RIF by LTV	September 30, 2025		June 30, 2025		September 30, 2024
($ in thousands)
85.00% and below	$1,696,592	2.5%	$1,689,437	2.5%	$1,845,584	2.8%
85.01% to 90.00%	14,526,528	21.3	14,653,527	21.7	15,120,025	22.8
90.01% to 95.00%	38,895,352	57.0	38,402,295	56.7	37,149,222	56.1
95.01% and above	13,144,105	19.2	12,937,980	19.1	12,123,161	18.3
Total	$68,262,577	100.0%	$67,683,239	100.0%	$66,237,992	100.0%

Portfolio by Loan Amortization Period
IIF by Loan Amortization Period	September 30, 2025		June 30, 2025		September 30, 2024
($ in thousands)
FRM 30 years and higher	$242,770,621	97.6%	$241,225,436	97.8%	$237,628,900	97.8%
FRM 20-25 years	1,070,635	0.4	1,024,884	0.4	1,199,947	0.5
FRM 15 years	1,664,866	0.7	1,465,011	0.6	1,191,749	0.5
ARM 5 years and higher	3,302,219	1.3	3,082,288	1.2	2,955,447	1.2
Total	$248,808,341	100.0%	$246,797,619	100.0%	$242,976,043	100.0%

					Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Other Mortgage Risk in Force

	2025			2024
($ in thousands)	September 30	June 30	March 31	December 31	September 30
GSE and other mortgage risk share (1):
Risk in Force	$2,184,981	$2,290,008	$2,189,477	$2,209,284	$2,228,376
Reserve for losses and LAE	$94	$88	$52	$51	$37

Weighted average credit score	751	751	751	751	750
Weighted average LTV	83%	83%	82%	82%	82%

(1) GSE and other mortgage risk share includes GSE risk share and other mortgage reinsurance transactions. Essent Reinsurance Ltd. ("Essent Re") provides insurance or reinsurance relating to the risk in force on loans in reference pools acquired by Freddie Mac and Fannie Mae.

													Exhibit H

Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S. Mortgage Insurance Portfolio Vintage Data
September 30, 2025

					Insurance in Force
Year	Original Insurance Written ($ in thousands)	Remaining Insurance in Force ($ in thousands)	% Remaining of Original Insurance	Number of Policies in Force	Weighted Average Coupon	% Purchase	>90% LTV	>95% LTV	FICO < 700	FICO >= 760	Incurred Loss Ratio (Inception to Date) (1)	Number of Loans in Default	Percentage of Loans in Default

2010 - 2015	$86,862,507	$1,547,043	1.8%	8,541	4.28%	68.5%	50.5%	1.7%	11.6%	47.4%	2.3%	342	4.00%
2016	34,949,319	1,224,277	3.5	7,032	4.04	78.7	62.5	16.5	16.8	41.3	2.0	339	4.82
2017	43,858,322	2,941,973	6.7	18,638	4.32	90.4	82.4	26.3	21.3	36.1	2.9	861	4.62
2018	47,508,525	3,956,282	8.3	23,387	4.83	95.1	78.9	29.3	22.6	31.2	3.8	1,095	4.68
2019	63,569,183	8,869,146	14.0	44,858	4.25	90.1	75.0	27.0	19.4	34.2	3.5	1,564	3.49
2020	107,944,065	29,520,352	27.3	121,596	3.22	76.0	68.4	16.1	10.9	44.9	2.7	2,417	1.99
2021	84,218,250	42,983,766	51.0	148,389	3.11	91.8	71.2	18.2	13.7	40.1	6.4	3,599	2.43
2022	63,061,262	46,918,955	74.4	138,053	5.09	98.4	67.3	11.9	12.5	39.5	19.3	3,670	2.66
2023	47,666,852	37,383,517	78.4	107,924	6.61	98.8	73.4	19.3	11.1	38.2	21.4	2,834	2.63
2024	45,561,332	40,106,430	88.0	108,554	6.70	94.9	73.2	20.3	12.3	42.3	20.3	1,669	1.54
2025 (through September 30)	34,723,319	33,356,600	96.1	85,884	6.70	92.3	67.5	16.4	10.6	49.2	8.4	193	0.22
Total	$659,922,936	$248,808,341	37.7	812,856	5.17	92.6	70.5	17.5	12.6	41.5	5.7	18,583	2.29

(1) Incurred loss ratio is calculated by dividing the sum of case reserves and cumulative amount paid for claims by cumulative net premiums earned.

Essent Group Ltd. and Subsidiaries	Exhibit I
Supplemental Information
U.S. Mortgage Insurance Portfolio Reinsurance Vintage Data
September 30, 2025

($ in thousands)
Insurance Linked Notes (1)
									Earned Premiums Ceded
Deal Name	Vintage	Remaining Insurance in Force	Remaining Risk in Force	Original Reinsurance in Force	Remaining Reinsurance in Force	Losses Ceded to Date	Original First Layer Retention	Remaining First Layer Retention	Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (3)
Radnor Re 2021-1	Aug. 2020 - Mar. 2021	$19,739,682	$5,468,250	$557,911	$114,739	$—	$278,956	$276,517	$1,216	$3,997	$79,765
Radnor Re 2021-2	Apr. 2021 - Sep. 2021	25,483,612	7,221,803	439,407	209,214	—	279,415	273,314	2,874	8,930	181,589
Radnor Re 2022-1	Oct. 2021 - Jul. 2022	25,108,189	6,942,042	237,868	140,407	—	303,761	295,115	2,977	9,508	129,175
Radnor Re 2023-1	Aug. 2022 - Jun. 2023	25,659,356	7,054,365	281,462	227,315	—	281,463	274,987	3,068	9,269	215,495
Radnor Re 2024-1	Jul. 2023 - Jul. 2024	26,433,237	7,318,400	363,366	282,240	—	256,495	255,938	2,960	8,843	208,858
Total		$122,424,076	$34,004,860	$1,880,014	$973,915	$—	$1,400,090	$1,375,871	$13,095	$40,547	$814,882

Excess of Loss Reinsurance (2)
									Earned Premiums Ceded
Deal Name	Vintage	Remaining Insurance in Force	Remaining Risk in Force	Original Reinsurance in Force	Remaining Reinsurance in Force	Losses Ceded to Date	Original First Layer Retention	Remaining First Layer Retention	Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (3)
XOL 2019-1	Jan. 2018 - Dec. 2018	$3,917,343	$1,034,525	$118,650	$76,144	$—	$253,643	$241,999	$627	$1,861	$—
XOL 2020-1	Jan. 2019 - Aug. 2019	5,062,931	1,340,666	55,102	29,152	—	215,605	210,860	252	747	—
XOL 2022-1	Oct. 2021 - Dec. 2022	57,047,820	15,687,589	141,992	141,992	—	507,114	480,893	1,611	4,779	137,144
XOL 2023-1	Jan. 2023 - Dec. 2023	33,592,906	9,329,166	36,627	36,627	—	366,270	361,520	439	1,301	35,221
XOL 2024-1	Jan. 2024 - Dec. 2024	37,239,040	10,243,450	58,005	58,005	—	331,456	330,808	657	1,953	55,989
XOL 2025-1	Jan. 2025 - Dec. 2025	33,292,085	8,918,226	62,428	62,428	—	265,700	265,700	566	566	60,035
Total		$170,152,125	$46,553,622	$472,804	$404,348	$—	$1,939,788	$1,891,780	$4,152	$11,207	$288,389

Quota Share Reinsurance (2)
						Losses Ceded		Ceding Commission		Earned Premiums Ceded
Year	Ceding Percentage	Remaining Insurance in Force	Remaining Risk in Force	Remaining Ceded Insurance in Force	Remaining Ceded Risk in Force	Quarter-to-Date	Year-to-Date	Quarter-to-Date	Year-to-Date	Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (3)
Sep. 2019 - Dec. 2020	(4)	$33,267,853	$9,170,377	$6,888,445	$1,872,081	$187	$(428)	$2,013	$6,406	$3,090	$8,812	$115,851
Jan. 2022 - Dec. 2022	20%	46,871,227	12,846,313	9,374,245	2,569,263	2,941	5,460	1,675	5,168	5,872	15,029	189,789
Jan. 2023 - Dec. 2023	17.5%	33,484,914	9,302,064	5,859,860	1,627,861	2,350	4,992	1,205	3,706	4,879	12,774	127,884
Jan. 2024 - Dec. 2024	15%	39,879,085	10,951,466	5,981,863	1,642,720	2,310	5,159	1,241	3,792	4,978	13,311	128,046
Jan. 2025 - Dec. 2025	25%	33,319,488	8,925,838	8,329,872	2,231,460	690	962	1,195	2,072	2,902	4,795	146,367
Total		$186,822,567	$51,196,058	$36,434,285	$9,943,385	$8,478	$16,145	$7,329	$21,144	$21,721	$54,721	$707,937

(1) Reinsurance provided by unaffiliated special purpose insurers through the issuance of mortgage insurance-linked notes ("ILNs").
(2) Reinsurance provided by panels of reinsurers.
(3) Represents the reduction in Essent Guaranty, Inc.'s Minimum Required Assets based on our interpretation of the PMIERs.
(4) Reinsurance coverage on 40% of eligible single premium policies and 20% of all other eligible policies.

			Exhibit J

Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S. Mortgage Insurance Portfolio Geographic Data

IIF by State
	September 30, 2025	June 30, 2025	September 30, 2024
CA	12.2%	12.3%	12.5%
FL	12.0	12.0	11.8
TX	11.3	11.3	10.9
CO	4.0	4.0	4.1
AZ	4.0	3.9	3.8
GA	3.8	3.8	3.7
WA	3.4	3.4	3.4
NC	3.1	3.1	3.0
MI	2.6	2.6	2.5
NY	2.6	2.6	2.6
All Others	41.0	41.0	41.7
Total	100.0%	100.0%	100.0%

Gross RIF by State
	September 30, 2025	June 30, 2025	September 30, 2024
CA	12.2%	12.3%	12.5%
FL	12.2	12.2	12.0
TX	11.6	11.5	11.2
AZ	4.0	4.0	3.9
CO	3.9	4.0	4.0
GA	3.9	3.9	3.8
WA	3.4	3.4	3.4
NC	3.1	3.1	3.0
MI	2.6	2.6	2.5
UT	2.6	2.6	2.4
All Others	40.5	40.4	41.3
Total	100.0%	100.0%	100.0%

					Exhibit K
Essent Group Ltd. and Subsidiaries
Supplemental Information
Rollforward of Defaults and Reserve for Losses and LAE
U.S. Mortgage Insurance Portfolio

Rollforward of Insured Loans in Default
	Three Months Ended
	2025			2024
	September 30	June 30	March 31	December 31	September 30
Beginning default inventory	17,255	17,759	18,439	15,906	13,954
Plus: new defaults (A)	10,357	8,810	9,664	11,136	9,984
Less: cures	(8,713)	(9,078)	(10,173)	(8,408)	(7,819)
Less: claims paid	(296)	(215)	(153)	(183)	(182)
Less: rescissions and denials, net	(20)	(21)	(18)	(12)	(31)
Ending default inventory	18,583	17,255	17,759	18,439	15,906

(A) New defaults remaining as of September 30, 2025	7,693	3,556	2,221	1,696	1,164
Cure rate (1)	26%	60%	77%	85%	88%

Total amount paid for claims (in thousands)	$16,456	$9,007	$6,330	$7,740	$5,749
Average amount paid per claim (in thousands)	$56	$42	$41	$42	$32
Severity	78%	67%	70%	68%	58%

Rollforward of Reserve for Losses and LAE
	Three Months Ended
	2025			2024
($ in thousands)	September 30	June 30	March 31	December 31	September 30
Reserve for losses and LAE at beginning of period	$345,952	$338,128	$310,156	$274,926	$246,107
Less: Reinsurance recoverables	41,966	40,351	36,655	30,867	26,022
Net reserve for losses and LAE at beginning of period	303,986	297,777	273,501	244,059	220,085
Add provision for losses and LAE occurring in:
Current period	62,349	45,119	48,928	50,212	51,649
Prior years	(18,179)	(29,796)	(18,208)	(12,976)	(21,836)
Incurred losses and LAE during the period	44,170	15,323	30,720	37,236	29,813
Deduct payments for losses and LAE occurring in:
Current period	552	315	51	1,569	637
Prior years	16,013	8,799	6,393	6,225	5,202
Loss and LAE payments during the period	16,565	9,114	6,444	7,794	5,839
Net reserve for losses and LAE at end of period	331,591	303,986	297,777	273,501	244,059
Plus: Reinsurance recoverables	47,957	41,966	40,351	36,655	30,867
Reserve for losses and LAE at end of period	$379,548	$345,952	$338,128	$310,156	$274,926

(1) The cure rate is calculated by dividing new defaults remaining as of the reporting date by the original number of new defaults reported in the quarterly period and subtracting that percentage from 100%.

					Exhibit L
Essent Group Ltd. and Subsidiaries
Supplemental Information
Detail of Reserves by Default Delinquency
U.S. Mortgage Insurance Portfolio

	September 30, 2025
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Two payments	6,444	35%	$36,672	10%	$503,842	7%
Three payments	2,658	14	27,789	8	215,321	13
Four to eleven payments	6,683	36	143,173	41	559,663	26
Twelve or more payments	2,551	14	125,475	36	206,735	61
Pending claims	247	1	17,365	5	19,537	89
Total case reserves	18,583	100%	350,474	100%	$1,505,098	23%
IBNR			26,287
LAE			2,787
Total reserves for losses and LAE			$379,548

Average reserve per default:
Case			$18.9
Total			$20.4

Default Rate	2.29%
3+ Month Default Rate	1.49%

	December 31, 2024
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Two payments	6,691	36%	$32,672	11%	$522,644	6%
Three payments	3,154	17	26,278	9	250,696	10
Four to eleven payments	6,408	35	122,551	43	515,600	24
Twelve or more payments	2,022	11	93,269	33	153,376	61
Pending claims	164	1	11,174	4	12,478	90
Total case reserves	18,439	100%	285,944	100%	$1,454,794	20%
IBNR			21,446
LAE			2,766
Total reserves for losses and LAE			$310,156

Average reserve per default:
Case			$15.5
Total			$16.8

Default Rate	2.27%
3+ Month Default Rate	1.44%

	September 30, 2024
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Two payments	5,704	36%	$29,187	11%	$425,367	7%
Three payments	2,589	16	24,662	10	202,138	12
Four to eleven payments	5,498	35	104,223	41	437,515	24
Twelve or more payments	1,980	12	86,821	35	144,396	60
Pending claims	135	1	8,620	3	9,692	89
Total case reserves	15,906	100%	253,513	100%	$1,219,108	21%
IBNR			19,013
LAE			2,400
Total reserves for losses and LAE			$274,926

Average reserve per default:
Case			$15.9
Total			$17.3

Default Rate	1.95%
3+ Month Default Rate	1.25%

				Exhibit M

Essent Group Ltd. and Subsidiaries
Supplemental Information
Investments Available for Sale

Investments Available for Sale by Asset Class
Asset Class	September 30, 2025		December 31, 2024
($ in thousands)	Fair Value	Percent	Fair Value	Percent
U.S. Treasury securities	$382,791	6.3%	$547,290	9.3%
U.S. agency mortgage-backed securities	1,178,691	19.4	1,125,436	19.2
Municipal debt securities	613,089	10.0	583,501	9.9
Non-U.S. government securities	63,142	1.0	69,798	1.2
Corporate debt securities	1,930,920	31.7	1,783,046	30.3
Residential and commercial mortgage securities	463,344	7.6	478,086	8.1
Asset-backed securities	817,812	13.5	631,959	10.8
Money market funds	640,076	10.5	657,605	11.2
Total investments available for sale	$6,089,865	100.0%	$5,876,721	100.0%

Investments Available for Sale by Credit Rating
Rating (1)	September 30, 2025		December 31, 2024
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$841,702	15.4%	$2,513,014	48.1%
Aa1	1,817,913	33.4	101,809	2.0
Aa2	296,607	5.4	301,080	5.8
Aa3	307,657	5.6	271,069	5.2
A1	569,589	10.5	511,076	9.8
A2	458,648	8.4	411,999	7.9
A3	503,779	9.2	463,616	8.8
Baa1	222,589	4.1	218,454	4.2
Baa2	212,197	3.9	198,193	3.8
Baa3	147,026	2.7	151,729	2.9
Below Baa3	72,082	1.4	77,077	1.5
Total (2)	$5,449,789	100.0%	$5,219,116	100.0%

(1) Based on ratings issued by Moody's, if available. S&P or Fitch rating utilized if Moody's not available.
(2) Excludes $640,076 and $657,605 of money market funds at September 30, 2025 and December 31, 2024, respectively.

Investments Available for Sale by Duration and Book Yield
Effective Duration	September 30, 2025		December 31, 2024
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 Year	$1,511,803	24.8%	$1,587,022	26.9%
1 to < 2 Years	567,580	9.3	544,630	9.3
2 to < 3 Years	515,475	8.5	473,301	8.1
3 to < 4 Years	628,295	10.3	445,614	7.6
4 to < 5 Years	528,981	8.7	546,414	9.3
5 or more Years	2,337,731	38.4	2,279,740	38.8
Total investments available for sale	$6,089,865	100.0%	$5,876,721	100.0%

Pre-tax investment income yield:
Three months ended	3.89%
Nine months ended September 30, 2025	3.83%

Cash and investments available for sale at the holding companies:
($ in thousands)
As of September 30, 2025	$1,038,747
As of December 31, 2024	$1,052,900

					Exhibit N

Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S. Mortgage Insurance Company Capital

	2025			2024
	September 30	June 30	March 31	December 31	September 30
($ in thousands)
U.S. Mortgage Insurance Subsidiaries (7):
Combined statutory capital (1)	$3,732,465	$3,714,146	$3,642,374	$3,594,381	$3,584,580

Combined net risk in force (2)	$33,367,706	$33,986,508	$34,968,089	$35,159,976	$34,893,957

Risk-to-capital ratios (3):
Essent Guaranty, Inc.	8.9:1	9.2:1	9.6:1	9.8:1	10.0:1
Essent Guaranty of PA, Inc.	N/A	N/A	N/A	N/A	0.3:1
Combined (4)	N/A	N/A	N/A	N/A	9.7:1

Essent Guaranty, Inc. PMIERs Data (5):
Available Assets	$3,666,883	$3,654,460	$3,628,675	$3,612,993	$3,598,725
Minimum Required Assets	2,065,890	2,075,409	2,107,620	2,029,738	1,903,473
PMIERs excess Available Assets	$1,600,993	$1,579,051	$1,521,055	$1,583,255	$1,695,252
PMIERs sufficiency ratio (6)	177%	176%	172%	178%	189%

Essent Reinsurance Ltd.:
Stockholder's equity (GAAP basis)	$1,722,135	$1,751,720	$1,780,924	$1,773,044	$1,826,901

Net risk in force (2)	$25,453,510	$24,802,145	$23,482,726	$23,250,018	$23,003,846

(1) Combined statutory capital equals the sum of statutory capital of Essent Guaranty, Inc. plus Essent Guaranty of PA, Inc. when applicable, after eliminating the impact of intercompany transactions. Statutory capital is computed based on accounting practices prescribed or permitted by the Pennsylvania Insurance Department and the National Association of Insurance Commissioners Accounting Practices and Procedures Manual.

(2) Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.
(3) The risk-to-capital ratio is calculated as the ratio of net risk in force to statutory capital.
(4) When applicable, the combined risk-to-capital ratio equals the sum of the net risk in force of Essent Guaranty, Inc. and Essent Guaranty of PA, Inc. divided by the combined statutory capital.
(5) Data is based on our interpretation of the PMIERs as of the dates indicated.
(6) PMIERs sufficiency ratio is calculated by dividing Available Assets by Minimum Required Assets.
(7) Essent Guaranty of PA, Inc. provided reinsurance to Essent Guaranty, Inc. on certain policies originated prior to April 1, 2019. Effective December 31, 2024, Essent Guaranty of PA commuted its outstanding risk in force back to Essent Guaranty and surrendered its insurance license. Combined statutory capital and combined net risk in force as of and subsequent to December 31, 2024 are for Essent Guaranty only.

					Exhibit O
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Segment Information
(Unaudited)

The following tables set forth quarterly financial information for our reportable business segment, Mortgage Insurance, our Corporate & Other category and our consolidated results for the five quarters ending September 30, 2025 (unaudited). Our Corporate & Other category is used to reconcile our reportable business segment to consolidated results and includes business activities associated with our title insurance operations, income and losses from holding company treasury operations, and general corporate operating expenses not attributable to our operating segments.

	Mortgage Insurance
	2025			2024
	September 30	June 30	March 31	December 31	September 30
($ in thousands)
Revenues:
Net premiums earned	$231,628	$233,907	$233,630	$227,863	$231,249
Net investment income	49,568	48,892	47,630	46,191	46,241
Realized investment gains (losses), net	(427)	(124)	(101)	(120)	73
Income (loss) from other invested assets	(605)	3,619	3,209	2,925	3,132
Other income	2,391	3,523	4,501	3,884	3,706
Total revenues	282,555	289,817	288,869	280,743	284,401

Losses and expenses:
Provision for losses and LAE	44,177	15,359	30,722	37,254	29,816

Compensation and benefits	16,568	16,793	19,890	18,037	17,656
Premium and other taxes	6,018	6,000	5,574	5,968	5,863
Ceding commission	(6,942)	(6,910)	(6,508)	(6,547)	(6,433)
Other underwriting and operating expenses	10,949	11,128	11,637	11,779	10,798
Net operating expenses before allocations	26,593	27,011	30,593	29,237	27,884
Corporate expense allocations	7,583	9,241	13,014	10,657	10,672
Operating expenses after allocations	34,176	36,252	43,607	39,894	38,556
Income before income tax expense	$204,202	$238,206	$214,540	$203,595	$216,029

Loss Ratio (1)	19.1%	6.6%	13.1%	16.3%	12.9%
Expense Ratio (2)	14.8%	15.5%	18.7%	17.5%	16.7%
Combined Ratio	33.9%	22.1%	31.8%	33.8%	29.6%

(1) Loss ratio is calculated by dividing the provision (benefit) for losses and LAE by net premiums earned.
(2) Expense ratio is calculated by dividing operating expenses after allocations by net premiums earned.

				Exhibit O, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Segment Information
(Unaudited)

	Corporate & Other
	2025			2024
	September 30	June 30	March 31	December 31	September 30
($ in thousands)
Revenues:
Net premiums earned	$14,704	$14,902	$12,218	$16,602	$17,687
Net investment income	10,227	10,397	10,580	10,368	11,099
Realized investment gains (losses), net	2	(5)	(80)	6	(5)
Income (loss) from other invested assets	2,375	847	4,199	3,964	(312)
Other income	1,967	3,185	1,772	3,344	3,708
Total revenues	29,275	29,326	28,689	34,284	32,177

Losses and expenses:
Provision for losses and LAE	745	1,696	565	3,721	850

Compensation and benefits	12,608	13,926	19,802	16,490	16,136
Premium and other taxes	(88)	495	1,329	569	432
Ceding commission	47	—	—	—	—
Other underwriting and operating expenses	20,338	21,333	19,400	24,655	22,429
Net operating expenses before allocations	32,905	35,754	40,531	41,714	38,997
Corporate expense allocations	(7,583)	(9,241)	(13,014)	(10,657)	(10,672)
Operating expenses after allocations	25,322	26,513	27,517	31,057	28,325
Interest expense	8,251	8,148	8,148	8,151	11,457
Loss before income tax expense	$(5,043)	$(7,031)	$(7,541)	$(8,645)	$(8,455)

	Consolidated
	2025			2024
	September 30	June 30	March 31	December 31	September 30
($ in thousands)
Revenues:
Net premiums earned	$246,332	$248,809	$245,848	$244,465	$248,936
Net investment income	59,795	59,289	58,210	56,559	57,340
Realized investment gains (losses), net	(425)	(129)	(181)	(114)	68
Income from other invested assets	1,770	4,466	7,408	6,889	2,820
Other income	4,358	6,708	6,273	7,228	7,414
Total revenues	311,830	319,143	317,558	315,027	316,578

Losses and expenses:
Provision for losses and LAE	44,922	17,055	31,287	40,975	30,666

Compensation and benefits	29,176	30,719	39,692	34,527	33,792
Premium and other taxes	5,930	6,495	6,903	6,537	6,295
Ceding commission	(6,895)	(6,910)	(6,508)	(6,547)	(6,433)
Other underwriting and operating expenses	31,287	32,461	31,037	36,434	33,227
Total other underwriting and operating expenses	59,498	62,765	71,124	70,951	66,881
Interest expense	8,251	8,148	8,148	8,151	11,457
Income before income tax expense	$199,159	$231,175	$206,999	$194,950	$207,574